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                                                                   EXHIBIT 10.13

YOUR BI-WEEKLY SALARY WILL INCREASE BY THE AMOUNT REFLECTED BELOW (PRORATED FOR PARTIAL PERIODS), AND WILL BE SUBJECT TO ANY PAYROLL OR OTHER DEDUCTIONS AS MAY BE REQUIRED TO BE MADE PURSUANT TO LAW, GOVERNMENT ORDER, OR BY WRITTEN AGREEMENT WITH OR CONSENT OF THE EMPLOYEE.

THIS SALARY ADJUSTMENT BECOMES EFFECTIVE ON 01/07/2001. THE COMPANY EXPLICITLY RESERVES THE RIGHT TO REFUSE ANY ACCEPTANCE NOT COMMUNICATED IN WRITING WITHIN ONE MONTH FROM THE ABOVE-MENTIONED EFFECTIVE DATE.

EXCEPT AS AMENDED HEREIN, ALL TERMS AND PROVISIONS OF THE CURRENT EMPLOYMENT AGREEMENT, AS PREVIOUSLY AMENDED, REMAINS IN FULL FORCE AND EFFECT.


YOU WILL BE AWARDED STOCK OPTIONS PRICED ON DEC. 1, 2000. THE AMOUNT OF STOCK OPTIONS YOU ARE BEING GRANTED IS REFLECTED BELOW. YOUR STOCK OPTION GRANT DOCUMENT WILL BE MAILED TO YOU.

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NAME                                                         SASLOW, RICHARD P.

 Bi-Weekly Increase                                                      769.23

 Salary Increase                                                         20,000

Proposed Options                                                         15,000

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